UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 6, 2023

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37654	47-5654583
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

6920 Seaway Blvd Everett, WA 98203 (Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common stock, par value $.01 per share	FTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Shareholders of Fortive Corporation (the “Company”) held on June 6, 2023, the Company’s shareholders voted on the following five proposals:

Proposal 1: To elect the nine director nominees named in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on April 24, 2023, each for a one-year term expiring at the 2024 annual meeting and until his or her respective successor is duly elected and qualified. Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstain	Broker Non- Votes
Eric Branderiz	316,949,529	525,495	171,473	10,540,776
Daniel L. Comas	312,898,790	4,578,359	169,348	10,540,776
Sharmistha Dubey	310,566,994	6,906,777	172,726	10,540,776
Rejji P. Hayes	316,727,067	744,813	174,617	10,540,776
Wright L. Lassiter III	313,026,937	4,448,779	170,781	10,540,776
James A. Lico	316,770,791	700,558	175,148	10,540,776
Kate D. Mitchell	303,822,291	13,656,968	167,238	10,540,776
Jeannine Sargent	315,051,985	2,419,993	174,519	10,540,776
Alan G. Spoon	286,499,440	30,536,120	610,937	10,540,776

Proposal 2: To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of the shareholders as follows:

For	227,318,216
Against	89,673,418
Abstain	654,863
Broker Non-Votes	10,540,776

Proposal 3: To hold an advisory vote relating to the frequency of future shareholder advisory votes on the Company’s named executive officer compensation. The option of every “One Year” received the highest number of votes by the shareholders as follows:

One Year	314,465,789
Two Years	83,420
Three Years	2,946,983
Abstain	150,305
Broker Non-Votes	10,540,776

Based on the voting results set forth above with respect to Proposal 3 and consistent with the Board’s prior recommendation, the Board of Directors has adopted a policy to hold an annual advisory vote on named executive officer compensation until the next required vote on the frequency of future shareholder advisory votes on the Company’s named executive officer compensation.

Proposal 4: To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The proposal was approved by a vote of the shareholders as follows:

For	317,262,372
Against	10,718,172
Abstain	206,729

Proposal 5: To consider and act upon a shareholder proposal seeking shareholder ratification of termination pay. The proposal was rejected by a vote of the shareholders as follows:

For	22,436,436
Against	294,052,563
Abstain	1,157,498
Broker Non-Votes	10,540,776

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

	By:	/s/ Daniel B. Kim
Name: Daniel B. Kim
Title: Vice President - Associate General Counsel and Secretary

Date: June 9, 2023